Exhibit 10.25

SECOND AMENDMENT

TO

TRUST AGREEMENT NO. 7

WHEREAS, Cleveland-Cliffs Inc (“Cleveland-Cliffs”) and AmeriTrust Company National Association entered into Trust Agreement No. 7 (the “Agreement”) effective April 9, 1991, which Agreement was amended on one previous occasion;

WHEREAS, Society National Bank (the “Trustee”) is the successor in interest to AmeriTrust Company National Association; and

WHEREAS, Cleveland-Cliffs and the Trustee desire to further amend the Agreement;

NOW, THEREFORE, effective November 1, 1994, Cleveland-Cliffs and the Trustee hereby amend the Agreement by revising EXHIBIT A thereto, which EXHIBIT A is attached hereto and made a part hereof, to provide as hereinafter set forth.

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IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this Second Amendment at Cleveland, Ohio, this 18th day of November, 1994.

CLEVELAND-CLIFFS INC

By	/s/ R.F. Novak
Title: Vice President-Human Resources

SOCIETY NATIONAL BANK

By	/s/ M.O. Minar
Title: Vice President

Deanna J. Krizman
Title: Trust Officer